Exhibit 99.1

Tillys Announces Leadership Transition

Irvine, Calif.—January 22, 2024—Tilly’s, Inc. (NYSE: TLYS) (the “Company”) today announced that, effective today, Ed Thomas has retired from his position as President and Chief Executive Officer and as a Director of the Company.

“On behalf of the Board of Directors and everyone at Tillys, I sincerely thank Ed for his many valuable contributions and leadership during his tenure at Tillys, and wish him continued success in his future endeavors,” said Hezy Shaked, Co-Founder and Executive Chairman of the Board of Directors.

Mr. Shaked has been appointed to serve as the Company’s interim President and Chief Executive Officer until a successor is in place. As the Company’s Co-Founder and former President and Chief Executive Officer, Mr. Shaked has an in-depth knowledge and understanding of all facets of the Company’s business and has developed extensive professional relationships during his over 40 years of experience in the retail industry.

About Tillys

Tillys is a leading, destination specialty retailer of casual apparel, footwear and accessories for young men, young women, boys and girls with an extensive selection of iconic global, emerging, and proprietary brands rooted in an active, outdoor and social lifestyle. Tillys is headquartered in Irvine, California and currently operates 251 total stores across 33 states as well as its website, www.tillys.com.

Forward Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements regarding the Company’s future financial performance or prospects, the expected leadership and board changes and the potential success of the Company’s new leadership team, and any other statements about the Company’s future cash position, financial flexibility, expectations, plans, intentions, beliefs or prospects expressed by management are forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs, but they involve a number of risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to the impact of inflation on consumer behavior and the Company’s business and operations, supply chain difficulties, and the Company’s ability to respond thereto, the Company’s ability to respond to changing customer preferences and trends, attract customer traffic at the Company’s stores and online, execute the Company’s growth and long-term strategies, expand into new markets, grow the Company’s e-commerce business, effectively manage the Company’s inventory and costs, effectively compete with other retailers, attract talented employees, or enhance awareness of the Company’s brand and brand image, general consumer spending patterns and levels, including changes in historical spending patterns, the markets generally, the Company’s ability to satisfy the Company’s financial obligations, including under the Company’s credit facility and the Company’s leases, and other factors that are detailed in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”), including those detailed in the section titled “Risk Factors” and in the Company’s other filings with the SEC, which are available on the SEC’s website at www.sec.gov and on the Company’s website at www.tillys.com under the heading “Investor Relations”. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not undertake any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. This release should be read in conjunction with the Company’s financial statements and notes thereto contained in the Company’s Form 10-K.

Investor Relations:

Michael L. Henry

Executive Vice President, Chief Financial Officer

949-609-5599 x.17000

irelations@tillys.com